Other Exhibits

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ Jorge A. Bermudez
Jorge A. Bermudez

Dated: January 1 ,2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ Alexander Chaloff
Alexander Chaloff

Dated: January 1, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ R. Jay Gerken
R. Jay Gerken

Dated: January 1, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ Jeffery R. Holland
Jeffery R. Holland

Dated: January 1, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in her name and on her behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as her own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as her own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ Jeanette W. Loeb
Jeanette W. Loeb

Dated: January 1, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in her name and on her behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of I 940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as her own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as her own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ Carol C. McMullen
Carol C. McMullen

Dated: January 1, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in his name and on his behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as his own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as his own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ Garry L. Moody
Garry L. Moody

Dated: January 1, 2025

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned and to execute in her name and on her behalf, in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-1A, and any amendments thereto, of:

-AB Active ETFs, Inc.

-AB Bond Fund, Inc.

-AB Cap Fund, Inc.

-AB Core Opportunities Fund, Inc.

-AB Corporate Shares

-AB Discovery Growth Fund, Inc.

-AB Equity Income Fund, Inc.

-AB Fixed-Income Shares, Inc.

-AB Global Bond Fund, Inc.

-AB Global Real Estate Investment Fund, Inc.

-AB Global Risk Allocation Fund, Inc.

-AB High Income Fund, Inc.

-AB Institutional Funds, Inc.

-AB Large Cap Growth Fund, Inc.

-AB Municipal Income Fund, Inc.

-AB Municipal Income Fund II

-AB Relative Value Fund, Inc.

-AB Sustainable Global Thematic Fund, Inc.

-AB Sustainable International Thematic Fund, Inc.

-AB Trust

-AB Variable Products Series Fund, Inc.

-Bernstein Fund, Inc.

-Sanford C. Bernstein Fund, Inc.

-Sanford C. Bernstein Fund II, Inc.

-The AB Portfolios

(each, a “Company” and together, the “Companies”) and all other documents filed with the U.S. Securities & Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, and, as applicable, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any and all instruments that such attorneys-in-fact or agents may deem necessary or advisable to enable the Company or its affiliates to comply with the Acts, applicable rules or regulations under the Acts or imposed by the SEC, applicable federal or state securities laws, or listing requirements of any securities exchange and specifically authorizing the filing of any documents, with the SEC or regulatory authorities of any other jurisdiction, and the undersigned hereby ratifies and confirms as her own act any and all acts performed by the attorneys-in-fact or their substitutes pursuant to prior powers of attorney, and ratifies and confirms as her own acts any and all acts such attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. The undersigned hereby revokes all prior powers granted by the attorneys-in-fact with respect to the Companies to the extent inconsistent herewith.

/s/ Emilie D. Wrapp
Emilie D. Wrapp

Dated: January 1, 2025